                             SCHEDULE 14A (Rule 14a)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of Commission Only
       (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                            CROGHAN BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11
        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

                            CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TUESDAY, MAY 13, 1997



                  Notice is hereby given that the Annual Meeting of Shareholders of Croghan Bancshares, Inc., an Ohio corporation, will be held at the main office of The Croghan Colonial Bank, 323 Croghan Street, Fremont, Ohio on May 13, 1997 at 1:00 p.m. local time for the following purposes:

                  1. To set the number of Directors at twelve and to elect Directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

                  2. To amend the Amended Articles of Incorporation of the Corporation to eliminate the preemptive right of shareholders to subscribe to issuances of Common Stock; and

                  3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

                  Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. The 1996 Annual Report of the Corporation is also enclosed. Shareholders of record at the close of business on March 21, 1997 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

                  All shareholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please complete, sign, date and return the enclosed proxy form promptly in the envelope provided to assure the presence of a quorum. You may revoke your proxy and vote in person at the Meeting if you desire.


                                            By order of the Board of Directors


                                            ----------------------------------
                                            Thomas F. Hite, President
                                            and Chief Executive Officer
Fremont, Ohio
March 28, 1997

                            CROGHAN BANCSHARES, INC.


                                 PROXY STATEMENT
                              Dated March 28, 1997
                       For Annual Meeting of Shareholders
                        to be Held Tuesday, May 13, 1997


         This Proxy Statement is furnished by the Board of Directors and Management of Croghan Bancshares, Inc. (the "Corporation") in connection with the solicitation of proxies to be voted at the Corporation's 1997 Annual Meeting of Shareholders, which will be held at 1:00 p.m. on Tuesday, May 13, 1997 at the main office of The Croghan Colonial Bank (the "Bank"), 323 Croghan Street, Fremont, Ohio 43420 (the "Meeting").

         Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by delivering a signed revocation to the Corporation, by submitting a later-dated proxy, or by attending the Meeting in person and casting a ballot. If proxies are signed and returned without voting instructions, the shares represented by the proxies will be voted as recommended by the Board of Directors.

         The cost of soliciting proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Corporation. The Corporation does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expense in sending proxy materials to their principals and obtaining their proxies. The approximate date on which this Proxy Statement and enclosed form of proxy has been first mailed to shareholders is March 28, 1997.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The close of business on March 21, 1997 has been designated as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. As of that date, 634,526 shares of the Corporation's Common Stock, par value $12.50 per share, were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Corporation at the close of business on March 21, 1997 on all matters that come before the Meeting. Holders of a majority of the shares of Common Stock outstanding on the record date must be either present or represented by proxy at the Meeting to constitute a quorum for the transaction of business. To the knowledge of Management, no person or entity owns beneficially, directly or indirectly, 5% or more of the Corporation's Common Stock as of the date hereof.

                              ELECTION OF DIRECTORS

         The term of office of each current Director of the Corporation will expire at the 1997 Annual Meeting. Directors are to be elected at the Meeting to hold office until the next annual meeting and until their successors shall be duly elected and qualified.

         The Code of Regulations of the Corporation provides that the Board of Directors shall consist of not less than five (5) nor more than twelve (12) members who must be shareholders of the Corporation, with the number of Directors within such range fixed or changed by the shareholders at a meeting for the election of Directors. The Corporation's Code of Regulations provides that the Directors may increase the number of Directors by no more than two (2) and may appoint additional Directors to fill any such new Board seats, provided that the total number of Directors may not exceed twelve (12). The number of Directors has previously been fixed by the shareholders at ten (10) but was increased to twelve (12) during 1996 by the Directors pursuant to the foregoing authority.

         Twelve (12) nominees are proposed this year for election as Directors, and the Board recommends that the shareholders set the number of Directors at twelve (12). The affirmative vote of holders of a majority of the shares represented in person or by proxy at the Meeting is necessary for approval of this action. Abstentions will have the same effect as votes against the proposal.

         The following is the slate of the twelve (12) nominees proposed for election as Directors together with their respective ages, occupations, and amount and nature of beneficial ownership of shares of Common Stock as of December 31, 1996. The Board of Directors and Management recommend that you vote "FOR" the election of such nominees as Directors of the Corporation. Each nominee contributes to the breadth of business experience represented on the Board of Directors, and most have longstanding records of service to the Corporation and the Bank as a Director. In the event any of the nominees should be unable to serve, which is not anticipated, the proxy committee, which consists of Directors Thomas Hite, Janet Burkett and Clemens Szymanowski, will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

         Shareholders may vote for up to twelve nominees and the twelve nominees receiving the highest number of votes shall be elected as Directors. Shareholders may not vote cumulatively in the election of Directors.

=============================================================================================================================

   Name of Director Nominee     Age              Principal Occupation              Director       Beneficial       Percent
                                                During Past Five Years               Since        Ownership       of Class
                                                                                      (1)         of Common
                                                                                                  Stock (2)
-----------------------------------------------------------------------------------------------------------------------------
JANET E. BURKETT                 62   Secretary and Treasurer of Burkett             1991           1,705             .3%
                                      Industries, Inc., an electrical
                                      contracting firm located in Fremont,
                                      Ohio.
-----------------------------------------------------------------------------------------------------------------------------
THOMAS F. HITE                   57   President and Chief Executive Officer of       1987           2,052 (3)         .3%
                                      the Corporation and the Bank.
-----------------------------------------------------------------------------------------------------------------------------
JOHN P. KELLER                   63   Vice President of Keller-Ochs-Koch Funeral     1973           5,046             .8%
                                      Home located in Fremont, Ohio.
-----------------------------------------------------------------------------------------------------------------------------
STEPHEN A. KEMPER                57   President of Kemper Iron and Metal             1996             100             .1%
                                      Company, a recycler and scrap processor
                                      located in Bellevue, Ohio
-----------------------------------------------------------------------------------------------------------------------------
DANIEL W. LEASE                  48   President of Wahl Refractories, Inc., a        1994             300             .1%
                                      refractory products manufacturer located
                                      in Fremont, Ohio.
-----------------------------------------------------------------------------------------------------------------------------
ROBERT H. MOYER                  68   Chairman of Mosser Construction, Inc., a       1973           5,436 (4)         .9%
                                      commercial construction and contracting
                                      company located in Fremont, Ohio, and a
                                      director of Chemi-Trol Chemical Co.
                                      located in Gibsonburg, Ohio.
-----------------------------------------------------------------------------------------------------------------------------
ALBERT C. NICHOLS                78   Chairman of the Board of the Corporation       1964           8,000 (5)        1.3%
                                      and the Bank.
-----------------------------------------------------------------------------------------------------------------------------


=============================================================================================================================

   Name of Director Nominee     Age              Principal Occupation              Director       Beneficial       Percent
                                                During Past Five Years               Since        Ownership       of Class
                                                                                      (1)         of Common
                                                                                                  Stock (2)
-----------------------------------------------------------------------------------------------------------------------------
K. BRIAN PUGH                    57   President of Clyde Parts Company, an           1996             200             .1%
                                      automotive parts distributor located in
                                      Clyde, Ohio.
-----------------------------------------------------------------------------------------------------------------------------
CLEMENS J. SZYMANOWSKI           78   Retired, formerly a principal with Tony's      1978          25,400 (6)        4.0%
                                      Bakery in Fremont, Ohio, which has since
                                      been acquired by Nickles Bakery.
-----------------------------------------------------------------------------------------------------------------------------
J. TERRENCE WOLFE                56   Vice President in charge of the paper          1994           8,847 (7)        1.4%
                                      converting operation of the Robert F.
                                      Wolfe Co. located in Fremont, Ohio.
-----------------------------------------------------------------------------------------------------------------------------
CLAUDE E. YOUNG                  64   Chairman of the Board of Progress Plastic      1979          21,940 (8)        3.5%
                                      Products, Inc., a plastics parts
                                      manufacturer located in Bellevue, Ohio.
-----------------------------------------------------------------------------------------------------------------------------
GARY L. ZIMMERMAN                50   Vice President and Co-Owner of                 1991             280             .1%
                                      Swint-Reineck Hardware, Inc., a hardware
                                      store located in Fremont, Ohio.
-----------------------------------------------------------------------------------------------------------------------------
All Directors and Executive      --                       --                          --           83,491           13.2%
Officers as a Group (19
Persons) (9)
=============================================================================================================================

(1) Directorships were with the Bank alone until 1983 and with the Bank and the Corporation since such date. During 1996, pursuant to the authority of the Code of Regulations of the Corporation, the Board of Directors increased the number of the Board by two and appointed Messrs. Kemper and Pugh as Directors to fill these two vacancies.

(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of December 31, 1996.

(3)  Includes 310 shares owned by Mr. Hite's wife.

(4)  Includes 2,024 shares owned by Mr. Moyer's wife in trust.

(5)  Includes 2,000 shares owned by Mr. Nichols' wife.

(6) Includes 25,200 shares held in trust as co-trustee with Mr. Szymanowski's wife.

(7)  Includes 4,400 shares owned by Mr. Wolfe's wife.

(8) Includes 16,526 shares owned jointly by Mr. Young and his wife and 1,322 shares owned individually by his wife.

(9) Includes all executive officers of the Corporation and all executive officers of the Bank.


      No family relationships exist between the Corporation's Directors, nominees and executive officers, except that Janet E. Burkett, a current Director, is an aunt by marriage to William C. Hensley, a Vice President of the Bank. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.

      Each Director of the Corporation is also a Director of the Bank. The Board of Directors of the Bank met sixteen (16) times during 1996. Meetings of the Board of Directors of the Corporation were held immediately following on eight
(8) of these occasions. Each Director, except for Claude E. Young, attended at least seventy-five percent (75%) of the total number of Board meetings and meetings of committees on which he or she served. The Bank has standing audit and compensation committees that function in lieu of audit and compensation committees of the Corporation. The Audit Committee, which consists of Directors Kemper, Lease, Young and Zimmerman, met nine (9) times during 1996. The Audit Committee's primary responsibility is overseeing the activities of the internal and external auditors for the Corporation and the Bank. The Compensation Committee, which consists of Directors Keller, Moyer, and Young, met six (6) times during 1996. The Compensation Committee's primary responsibility is to review the annual compensation and benefits of the Chief Executive Officer and other officers of the Corporation and the Bank and make recommendations to the Board of Directors regarding annual increases and other appropriate changes. Neither the Corporation nor the Bank has a standing nominating committee or a committee performing a similar function.

      During 1996, the Directors received Director's fees at the rate of $450 per Bank Board meeting attended and $150 per committee meeting attended. No separate compensation is paid for meetings of the Corporation's Board of Directors. Directors who are also officers of the Corporation or the Bank do not receive compensation for attendance at any committee meetings.

                        ELIMINATION OF PREEMPTIVE RIGHTS

      The Board of Directors proposes that Article FIFTH of the Amended Articles of Incorporation of the Corporation be amended to eliminate the preemptive right of shareholders to subscribe to issuances of Common Stock by the Corporation.

      Article FIFTH of the Corporation's Amended Articles of Incorporation currently provides as follows:

      "FIFTH, the shareholders of this corporation shall have the preemptive right to subscribe to issuances of Common Stock of this corporation to the extent provided by Section 1701.15 of the Revised Code, except that such preemptive right shall not apply to any sales of Common Stock for purposes of funding payments to shareholders for fractional share interests arising from stock dividends, stock splits, reverse stock splits, conversions, mergers or similar transactions."

      The Board of Directors proposes adoption of the following resolution for purposes of amendment of such Article FIFTH:

      "RESOLVED, that Article FIFTH of the Amended Articles of Incorporation of the Corporation be amended to read as follows:

      FIFTH, no holder of shares of this corporation shall have any preemptive right to subscribe for or to purchase any shares of this corporation of any class whether now or hereafter authorized."

      The purpose of preemptive rights is to allow shareholders to prevent dilution of their percentage ownership interest in a corporation by participating in a proposed share offering. Although this right can be very important to shareholders of a closely held corporation, preemptive rights in most circumstances serve little purpose for a publicly held corporation.

      Under Article FIFTH as currently in effect, subject to limited exceptions, any new offering and sale of shares by the Corporation for cash would require either (i) a separate offering of the shares to the Corporation's shareholders in advance of the proposed transaction, with shareholders having the right to participate in the offering in proportion to their share ownership, or (ii) a special vote of the shareholders to waive such preemptive right with respect to the proposed sale.

      Because the Corporation is now publicly held, either of the foregoing alternatives would impose a significant delay in a proposed share issuance transaction and would result in significant additional expense to the Corporation. Unless obtained in connection with an annual meeting of shareholders, a special vote of shareholders to waive their preemptive rights for a specific share issuance transaction would require that the Corporation call a special meeting of shareholders and prepare a special proxy statement and proxy form for filing with the Securities and Exchange Commission and mailing to all shareholders. A preemptive rights offering of shares to the Corporation's shareholders in advance of a proposed transaction would be even more burdensome because this in effect would be a separate public offering subject to full regulatory filing and review requirements of the Securities and Exchange Commission. This would mean significantly increased expenses to the Corporation, a likely delay of the proposed offering of at least 30 days, and unavoidable complications in the structuring of the proposed offering.

      The effect of the proposed waiver of preemptive rights is to eliminate entirely the right of shareholders to participate in a proposed share offering by the Corporation. The proposal, however, will have no effect on the right of shareholders to enter into share transactions with other shareholders, to purchase shares from a market maker, or, for a public offering of shares by the Corporation, to participate in such offering on the same basis as the general public.

      The Corporation has no current plans to enter into any share issuance transaction that would be subject to the preemptive rights of the shareholders under Article FIFTH as currently in effect.

      Approval of this proposal requires the affirmative vote of holders of at least two-thirds of the Corporation's outstanding shares of Common Stock. Abstentions and broker non-votes will have the same effect as votes against the proposal. THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED WAIVER OF PREEMPTIVE RIGHTS IS IN THE BEST INTEREST OF THE CORPORATION AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.


                               EXECUTIVE OFFICERS

The following information is furnished concerning executive officers of the Corporation and the Bank:


      Name                 Age         Position and Business Background
      ---                  ---         --------------------------------

Albert C. Nichols          78     Mr. Nichols is Chairman of the Board of the  Corporation  and the Bank and has served in such position  since  1984.  He  first  joined  the  Bank in 1952  and  served  as President of the
                                  Bank from 1968 to 1984.

Thomas F. Hite             57     Mr. Hite is President and Chief  Executive  Officer of the  Corporation and the Bank and has
                                  served in such  position  since  1988.  He joined the Bank in 1957 and  served as  Executive
                                  Vice  President  of the Bank  from  1984 to 1988 and Vice  President  and  Secretary  of the
                                  Corporation from 1983 to 1988.

Rosemary L. Schaffer       60     Ms.  Schaffer  has served as Senior Vice  President  of the Bank since  1996.  From 1991 to 1996, she served as  President  of The Union Bank and Savings  Company and Secretary  of Union
                                  Bancshares  Corp.  She  joined  The  Union  Bank  and  Savings Company in 1960 and served as Vice
                                  President  and Senior Vice  President in charge of Operations from 1975 to 1991.

James K. Walter            60     Mr. Walter has served as Senior Vice  President/Commercial  Loans of the Bank since 1991 and as
                                  Senior  Vice  President  of the Bank from 1988 to 1991.  He has also  served as Vice  President of the  Corporation  since 1984,  Secretary  of the  Corporation since 1991,  and  Treasurer  of the
                                  Corporation  from 1984 to 1992.  He joined the Bank in 1959 and  served  as Vice
                                  President/Personnel  and  Marketing  of the Bank from 1980 to 1988.



Thomas F. Camella          50     Mr.  Camella  has  served as Vice  President/Chief  Operating  Officer of the Bank since 1991.
                                  From 1989 to 1991, he served as Vice  President and City  Executive   Officer for the  Woodville,
                                  Ohio office of The Huntington  National  Bank.  Prior thereto, he served as Vice President/Credit
                                  Administration,  Compliance and Security of The Clyde Savings Bank Company.

James A. Draeger           56     Mr.  Draeger has served as a Vice President of the Bank since 1980, as officer in charge of  Real
                                  Estate  Loans  since 1985 and as  Agricultural  Administrator  of the Bank since joining the Bank in 1975.

William C. Hensley         53     Mr. Hensley has served as Vice  President/Chief  Lending  Officer of the Bank since 1991.  He joined  the Bank in 1963 and  served as Vice  President  and  Manager  of Consumer  Loans  from
                                  1980 to  1991.  He is the  nephew  of Janet  E.  Burkett,  a director of the Corporation and the
                                  Bank.

Barry F. Luse              44     Mr.  Luse has served as Vice  President/Trust  Officer  of the Bank  since  October 1993 and as
                                  Trust  Officer of the Bank since  joining  the Bank in 1990.  From 1985 to 1989, he served as
                                  Vice President and Regional  Savings  Supervisor for Savings of America  in Ohio.  Prior
                                  thereto,  he served as Branch  Coordinator,  IRA/KEOGH Supervisor  and  Savings  Compliance
                                  Officer  for Home  Federal  Savings  and Loan Association of Marion, Ohio.  He has been a member of the Ohio Bar since 1983.

Allan E. Mehlow            41     Mr.  Mehlow  has  served as Vice  President/Chief  Financial  Officer  of the Bank since October
                                  1993 and as  Controller  of the Bank from 1990 to 1993.  He has also served as  Treasurer  of the
                                  Corporation  since  1992.  He  joined  the  Bank in 1975 and  served as  Controller  from 1982 to
                                  1988 and as Auditor  from 1988 to 1990.  He has carried a CPA designation since 1992.




                             EXECUTIVE COMPENSATION

      The following table sets forth information as to the compensation paid or accrued by the Corporation or the Bank during 1994, 1995 and 1996 for Mr. Thomas
F. Hite, President and the Chief Executive Officer of the Corporation. No other executive officer of the Corporation received compensation for services to the Corporation or the Bank during 1996 in excess of $100,000.

----------------------------------------------------------------------------------------------------------------------------
                                                  SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------
                                                                                                LONG TERM       ALL OTHER
                                                                                               COMPENSATION     COMPEN-
                                                   ANNUAL COMPENSATION                            AWARDS        SATION (2)
                                          ---------------------------------------              ------------    ------------
   NAME AND
   PRINCIPAL POSITION                   SALARY                         OTHER ANNUAL    RESTRICTED
                             YEAR       ($)(1)         BONUS ($)       COMPENSATION       STOCK
                                                                          ($)(2)        AWARDS ($)  OPTIONS (#)
  -------------------------------------------------------------------------------------------------------------------------
   Thomas F. Hite,           1996     131,508.99          N/A               N/A          N/A            N/A         N/A
   President and Chief       1995     102,134.92          N/A               N/A          N/A            N/A         N/A
   Executive Officer         1994      93,536.00          N/A               N/A          N/A            N/A         N/A

---------------
    (1)   Mr. Hite's salary includes fees received by him for services as a Director of the Corporation and the Bank of $7200 in 1996, $6300 in 1995, and
          $5200 in 1994.

    (2) No other compensation was provided to Mr. Hite for services to the Corporation or the Bank during 1994, 1995 or 1996 in amounts sufficient to require disclosure.


          INDEBTEDNESS OF AND TRANSACTIONS WITH OFFICERS AND DIRECTORS

      The Bank has had and expects to have banking transactions in the ordinary course of business with Directors, officers and principal shareholders of the Corporation and the Bank and associates of such persons on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons and that do not involve more than normal risk of collectability or present other unfavorable features. The Corporation and the Bank also have had and expect to have other transactions in the ordinary course of business with their Directors, officers, principal shareholders and their associates on the same terms as those prevailing at the same time for comparable transactions with others. Loans to Directors and executive officers, including their immediate families and companies in which they are principal owners, totaled $8,450,000 or 28.5% of total shareholders' equity at December 31, 1996. The nature and amount of such indebtedness and transactions during 1996 is such that no disclosure is required for any individual items.


           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Corporation has engaged the firm of Clifton Gunderson Ltd., independent certified public accountants, to report upon the consolidated financial statements included in the Annual Report submitted herewith. A representative from said firm will be in attendance at the Annual Meeting, will have the opportunity to make a statement if desired, and will be available to respond to any questions from those in attendance. The Corporation has not yet selected an accounting firm to report upon its 1997 financial statements, although it intends to again engage Clifton Gunderson Ltd. for such purpose.


                                 OTHER BUSINESS

      Management of the Corporation does not know of any other business that may be presented at the Annual Meeting. If any matter not described herein should be presented for shareholder action at the Meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their best judgment.


        SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 1998 ANNUAL MEETING

      The Board of Directors requests that any shareholder proposals intended for presentation at the 1998 Annual Meeting be submitted to Thomas F. Hite, President, in writing no later than November 22, 1997 for consideration for inclusion in the Corporation's proxy materials for such meeting.



                                            By Order of the Board of Directors



                                            -----------------------------------
                                            Thomas F. Hite, President
                                            and Chief Executive Officer

                            CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420

         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 13, 1997. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

         The undersigned, having received notice of the Annual Meeting of Shareholders of Croghan Bancshares, Inc. to be held at 1:00 p.m. local time on Tuesday, May 13, 1997, hereby designates and appoints Thomas F. Hite, Janet E. Burkett and Clemens J. Szymanowski, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, par value of $12.50 per share, of Croghan Bancshares, Inc. that the undersigned is entitled to vote at such Meeting or at any adjournment thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Meeting.

          1. To set the number of Directors at twelve (12). ______ FOR _____AGAINST _____ ABSTAIN

          2. To elect the following twelve (12) nominees as Directors: JANET E. BURKETT, THOMAS F. HITE, JOHN P. KELLER, STEPHEN A. KEMPER, DANIEL W. LEASE, ROBERT H. MOYER, ALBERT C. NICHOLS, K. BRIAN PUGH, CLEMENS J. SZYMANOWSKI, J. TERRENCE WOLFE, CLAUDE E. YOUNG, and GARY L. ZIMMERMAN.


____ FOR ALL NOMINEES (EXCEPT AS MARKED BELOW)    ____ WITHHOLD AUTHORITY FOR ALL NOMINEES

IF YOU WISH TO WITHHOLD AUTHORITY FOR INDIVIDUAL NOMINEE(S), ENTER THE NAME(S) IN THE FOLLOWING SPACE:


          3. To amend the Amended Articles of Incorporation of the Corporation to eliminate the preemptive right of shareholders to subscribe to issuances of Common Stock. ______ FOR _____ AGAINST _____ ABSTAIN

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SETTING THE NUMBER OF DIRECTORS AT TWELVE, FOR ELECTION OF THE NAMED NOMINEES, AND FOR THE PROPOSED ELIMINATION OF PREEMPTIVE RIGHTS. PLEASE MARK AN "X" IN ONE OF THE SPACES PROVIDED ON EACH OF THE ABOVE MATTERS.

         THIS PROXY WILL BE VOTED: (1) AS DIRECTED ON THE MATTERS LISTED ABOVE;
(2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Corporation at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.

                                               Dated
                                                    ---------------------------


                                               --------------------------------
                                               Signature of Shareholder

                                               --------------------------------
                                               Signature of Shareholder


To aid the Corporation in making
arrangements for the Annual Meeting,
please indicate your preliminary        (Please sign Proxy as your name appears
intentions for attendance:              on your stock certificate(s). JOINT
                                        OWNERS SHOULD EACH SIGN PERSONALLY.
                                        When signing as attorney, executor,
____ I/We plan to attend                administrator, trustee, guardian or
                                        corporate officer, please give your full title as such).
____ I/We do not plan to attend


    PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.